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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  June 20, 2003
                                                  ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



      1601 ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------


       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE

HiEnergy Technologies, Inc. ("we," "us" or the "Company") files this report on Form 8-K to report that


1. HIENERGY HAS ENGAGED A GERMAN-BASED BUSINESS & FINANCIAL CONSULTANT
   -------------------------------------------------------------------

HiEnergy Technologies, Inc. has retained Charles Van Musscher, a German-based business and financial consultant for the purposes of developing a marketing plan for the expansion of HiEnergy's business in the European Union. His role will be concluding joint-venture relationships, licensees or distributorships for carrying out HiEnergy's business in Germany. In view of the fact that HiEnergy Technologies, Inc. is currently listed on the Berlin Stock Exchange, Mr. Van Musscher would work as a liaison with the company and specialist firms in Germany.


2. HIENERGY HAS ENGAGED A GERMAN INVESTOR RELATIONS AND IS LISTED ON
   -----------------------------------------------------------------
THE BERLIN STOCK EXCHANGE
-------------------------

HiEnergy has recently engaged Trion Finance Company, a German investor relations firm to establish connections with the German-based financial community. HiEnergy Technologies, Inc. is currently traded in Germany under the symbol HTX. In the week ending June 13, 2003, 275,000 shares of HiEnergy shares were traded on the Berlin Stock Exchange.


FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "plans", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the
Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various

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disclosures  made by the  Registrant  in this  Form 8-K and in the  Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.


EX. NO. EXHIBIT
---     -------
99.1     Press release dated June 18, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIENERGY TECHNOLOGIES, INC.

  June 20, 2003                 By:
--------------------                -----------------------------------
                                        (Date)
                                    Name: Bogdan C. Maglich,
                                          Chief Executive Officer, Chairman of
                                          the Board, President and Treasurer



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